UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2013
Date of Report (Date of earliest event reported)

CRAILAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia (State or other jurisdiction of incorporation)	000-50367 (Commission File Number)	98-0359306 (IRS Employer Identification No.)

305-4420 Chatterton Way Victoria, British Columbia (Address of principal executive offices)	V8X 5J2 (Zip Code)

(250) 658-8582
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2013, Crailar Technologies Inc. (the "Company") issued a press release announcing results for its third quarter ended September 28, 2013. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

As set forth in the press release, a conference call to discuss the Company's third quarter results is scheduled to begin at 2:00 pm Pacific Time (5:00 pm Eastern Time) on November 7, 2013. The call-in information is provided in the press release.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The 2013 Annual General and Special Meeting of Shareholders (the "AGM") of the Company was held on November 6, 2013 to approve the agenda items described below.

A total of 30,719,025 shares (69.07% of the 44,472,698 issued and outstanding shares of the Company's common stock entitled to vote as of September 27, 2013, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted (or withheld/abstained) at the AGM with respect to each agenda item and do not include broker non-votes.

Agenda Item 1.      To set the number of directors at seven. The votes cast for or against this agenda item were as follows:

For		Against
24,977,841	82.20%	5,409,458	17.80%

There were no withheld/abstained votes and 331,726 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

Agenda Item 2.      To elect the following six directors. The votes cast for and withheld/abstained with respect to each nominee were as follows:

Nominee	For		Withheld
Kenneth Barker	11,512,623	72.48%	4,370,171	27.52%
Robert Edmunds	11,683,959	73.56%	4,198,835	26.44%
Jason Finnis	10,531,352	66.31%	5,351,442	33.69%
Miljenko Horvat	10,342,033	65.11%	5,540,761	34.89%
Jeremy Jones	11,687,985	73.59%	4,194,809	26.41%
Peter Moore	11,687,797	73.59%	4,194,997	26.41%

There were 14,836,231 broker non-votes with respect to this agenda item. Votes that were withheld/
abstained and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 3.      To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and authorizing the Board of Directors of the Company to fix the remuneration of such auditors. The votes cast for or against this agenda item, and the number of withheld votes/abstentions, were as follows:

For		Against		Withheld
27,486,236	89.48%	Nil	Nil	3,232,789	10.52%

There were no broker non-votes with respect to this agenda item. Withheld votes/abstentions were counted for purposes of determining the presence or absence of a quorum. Withheld votes/abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

Agenda Item 4.      To amend the Company's 2011 Fixed Share Option Plan to increase the number of common shares reserved for issuance under such plan from 8,224,240 to 8,512,976, to represent 20% of common shares issued and outstanding as of the record date, and to remove the vesting schedule. The votes cast for or against this agenda item were as follows:

For		Against
8,776,600	55.26%	7,106,194	44.74%

There were no withheld/abstained votes and 14,836,231 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

Agenda Item 5.      To ratify and approve the alteration of the Company's Articles to include "advance notice" provisions to establish certain requirements described in the Proxy Statement, prepared for the Meeting, for the valid nomination for election as a director of the Company of any person who is proposed to be nominated other than by the Board of Directors of the Company. The votes cast for or against this agenda item were as follows:

For		Against
8,269,273	52.06%	7,613,521	47.94%

There were no withheld/abstained votes and 14,836,231 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

Agenda Item 6.      To hold a non-binding advisory vote on the compensation of our named executive officers. The votes cast for or against this agenda item were as follows:

For		Against
11,400,899	71.78%	4,481,895	28.22%

There were no withheld/abstained votes and 14,836,231 broker non-votes with respect to this agenda item.

Agenda Item 7.      To hold a non-binding advisory vote on the frequency of executive compensation votes. The votes cast for or against this agenda item were as follows:

1 Year		2 Years		3 Years		Abstain
11,483,338	72.30%	195,080	1.23%	3,511,346	22.11%	693,030	4.36%

There were 14,836,231 broker non-votes with respect to this agenda item.

In light of the results of the advisory vote on the frequency of advisory votes on executive compensation as disclosed above, the Company has determined that it will include a shareholder advisory vote on the compensation of executives in its proxy materials on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of executives.

The Company's solicitation of proxies with respect to its AGM involved securities of an issuer located in Canada and was being effected in accordance with the corporate laws of the Province of British Columbia, Canada, and securities laws of the provinces of Canada as well as the proxy solicitation rules under the United States Securities Exchange Act of 1934, as amended.

SECTION 8 - OTHER EVENTS

Item 8.01      Other Events.

On November 7, 2013, the Company issued a press release announcing that it has finalized the purchase of a European based fiber processing facility.

A copy of the press release is attached as Exhibit 99.2 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

Not applicable.

(b)     Pro forma Financial Information.

Not applicable.

(c)     Shell Company Transaction.

Not applicable.

(d)     Exhibits.
Exhibit	Description
99.1	Press Release dated November 7, 2013 regarding third quarter results.
99.2	Press Release dated November 7, 2013 regarding European processing facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAILAR TECHNOLOGIES INC.
Date: November 7, 2013	/s/ Guy Prevost Name: Guy Prevost Title: Corporate Controller

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